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                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1

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       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

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          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                      PURSUANT TO SECTION 305(b)(2) _____

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                             SUNTRUST BANK, ATLANTA
               (Exact name of trustee as specified in its charter)

            GEORGIA                                   58-0466330
  (Jurisdiction of incorporation       (I.R.S. Employer Identification Number)
      or organization if
     not a U.S. national bank)

                 25 Park Place, N.E.                           30303
                     Suite 1100                              (Zip code)
                  Atlanta, Georgia
      (Address of principal executive offices)

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                                  David M. Kaye
                             SunTrust Bank, Atlanta
                            58 Edgewood Avenue, N.E.
                             Atlanta, Georgia 30303
                                 (404) 588-8060
            (Name, address and telephone number of agent for service)

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                             FLOWERS INDUSTRIES, INC.
               (Exact name of obligor as specified in its charter)


             GEORGIA                               58-0244940
  (State or other jurisdiction          (I.R.S. Identification Number)
        of incorporation or
          organization)

          1919 Flowers Circle                         31757
          Thomasville, Georgia                      (Zip code)
 (Address of principal executive offices)

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                             __% DEBENTURES DUE 2028
                       (Title of the indenture securities)

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1.       General Information.

         (a) Name and address of each examining or supervising authority to which trustee is subject:

                  Department of Banking and Finance
                  State of Georgia
                  Atlanta, Georgia

                  Federal Reserve Bank of Atlanta
                  104 Marietta Street, N.W.
                  Atlanta, Georgia

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

         (b)      The trustee is authorized to exercise corporate trust powers.

2.       Affiliations with the obligor.

         The obligor is not an affiliate of the trustee.

16.      List of Exhibits.

         Listed below are all exhibits filed as a part of this statement of eligibility. Exhibits identified in parentheses are filed with the Securities and Exchange Commission and are incorporated herein by reference as exhibits hereto.

         (1) Articles of Amendment and Restated Articles of Incorporation of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration Statement No. 333-25463)

         (2) Certificate of Authority of the trustee to commence business. (included in Exhibit 1)

         (3) Authorization of the trustee to exercise corporate trust powers. (included in Exhibit 1)

         (4) Bylaws of the trustee. (Exhibit 4 to Registration Statement No. 333-25463)

         (5)      Not applicable.

         (6)      Consent of trustee required by Section 321(b) of the Trust



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                  Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. (Exhibit 7 to Form T-1, Registration Statement No. 333-49503)

         (8)      Not applicable.

         (9)      Not applicable.






















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                                    SIGNATURE

         Pursuant to the requirement of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, Atlanta, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia, on the 21st day of April, 1998.


                                                SUNTRUST BANK, ATLANTA

                                          By:   /s/      David M. Kaye
                                                -------------------------------
                                                         David M. Kaye
                                                         Group Vice President






















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                                                                  EXHIBIT T-1(6)

                               CONSENT OF TRUSTEE


         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of __% Debentures due 2028 of Flowers Industries, Inc., SunTrust Bank, Atlanta hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                                  SUNTRUST BANK, ATLANTA

                                          By:     /s/      David M. Kaye
                                                  -----------------------------
                                                           David M. Kaye
                                                           Group Vice President

Dated:   April 21, 1998